UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2022 (December 21, 2022)

HORIZON SPACE ACQUISITION I CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41578	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1412 Broadway, 21st Floor, Suite 21V New York, NY 10018
(Address of principal executive offices)

(646) 257-5537

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, one redeemable Warrant to acquire one Ordinary Share, and one Right to acquire one-tenth of one Ordinary Share	HSPOU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	HSPO	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	HSPOW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Ordinary Share	HSPOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 21, 2022, the Registration Statement on Form S-1 (File No. 333- 268578) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Horizon Space Acquisition I Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On December 27, 2022 the Company consummated the IPO of 6,900,000 units (including 9,000,000 units issued upon the full exercise of the over-allotment option, the “Units”). Each Unit consists of one ordinary share, $0.0001 par value per share (the “Ordinary Shares”), one redeemable warrant (the “Warrant”), each Warrant entitling the holder thereof to purchase one Ordinary Share at an exercise price of $11.50 per share, and one right (the “Right”), each one Right entitling the holder thereof to exchange for one-tenth of one Ordinary Share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $69,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 385,750 units (the “Private Units”) to the Company’s sponsor, Horizon Space Acquisition I Sponsor Corp. (the “Sponsor”). Each Private Unit consists of one Ordinary Share, one Warrant (the “Private Warrants”), and one Right (the “Private Rights”). The Private Units were sold at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $ $3,875,500. The Private Units are identical to the Units sold in the IPO, except that the holders of the Private Units have agreed not to transfer, assign or sell any of the Private Units and the underlying securities (except to certain permitted transferees) until the completion of the Company’s initial business combination.

The Company also issued to the Representative and/or its designees, 200,000 Ordinary Shares as part of the underwriting compensation (the “Representative Shares”) on the closing of the IPO. The Representative Shares are identical to the Ordinary Shares included in the Units, except that the Representative has agreed not to transfer, assign, sell, pledge, or hypothecate any such representative shares, or subject such Representative Shares to hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person until 180 days immediately following the commencement of sales of the IPO pursuant to FINRA Rule 5110(e)(1), subject to exceptions pursuant to FINRA Rule 5110(e)(2). In addition, the Representative has agreed, and will cause any transferee of the Representative Shares to agree, (i) to waive its redemption rights with respect to such shares in connection with the completion of the Company’s initial business combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete its initial business combination by September 27, 2023  (or up to March 27, 2024 if the Company extends the period of time to consummate a business combination).

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated December 21, 2022, between the Company and Network 1 Financial Securities, Inc., the representative of the underwriters of the IPO (the “Representative”);

●	a Warrant Agreement, dated December 21, 2022, between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent;

●	a Rights Agreement, dated December 21, 2022, between the Company and CST, as rights agent;

●	a Private Units Purchase Agreement, dated December 21, 2022, between the Company and the Sponsor;

●	a Securities Transfer Agreement, dated September 12, 2022, among the Company, the Sponsor and certain directors of the Company;

●	an Investment Management Trust Agreement, dated December 21, 2022, between the Company and CST, as trustee;

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●	an Escrow Agreement, dated December 21, 2022, among the Company, CST, and certain shareholders named therein;

●	a Registration Rights Agreement, dated December 21, 2022, between the Company, the Sponsor and certain other security holders of the Company;

●	a Letter Agreement, dated December 21, 2022, between the Company, the Sponsor and certain security holders named therein;

●	an Indemnity Agreement, dated December 21, 2022, among the Company and the officer and directors of the Company; and

●	an Administrative Service Agreement, dated December 21, 2022, between the Company and the Sponsor.

The Underwriting Agreement is included as Exhibit 1.1, the Warrant Agreement is included as Exhibit 4.1 and the Rights Agreement is included as Exhibit 4.2, the Private Units Purchase Agreement, Securities Transfer Agreement, Investment Management Trust Agreement, the Escrow Agreement, the Registration Rights Agreement, the Letter Agreement, the Indemnity Agreement and the Administrative Service Agreement are included as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 respectively, hereto, and each of such exhibits is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 385,750 Private Units to the Sponsor at a purchase price of $10.00 per unit, generating gross proceeds to the Company of $3,857,500. The Private Units are identical to the Units issued in the IPO, except that the holders have agreed not to transfer, assign or sell any of the Private Units and the underlying securities (except to certain permitted transferees) until the completion of the Company’s initial business combination. The issuance of the Private Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 21, 2022, in connection with the effectiveness of the Registration Statement, Messrs. Messrs. Angel Colon, Mark Singh and Rodolfo Jose Gonzalez Caceres became directors of the Company. In addition, the board of directors was classified and the term of office of each of the directors shall expire as follows: Class I, with a term expiring at the first annual general meeting – Mr. Angel Colon; Class II, with a term expiring at the second annual general meeting –Messrs. Mark Singh and Rodolfo Jose Gonzalez Caceres; and Class III, with a term expiring at the third annual general meeting – Mr. Mingyu (Michael) Li.

The board has determined that each of Messrs. Angel Colon, Mark Singh and Rodolfo Jose Gonzalez Caceres are independent directors under the requirements of the Nasdaq listing standards and under the Securities Exchange Act of 1934 (“Exchange Act”), and has determined that Mr. Colon qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Messrs. Singh and Gonzalez Caceres will serve as members of the audit committee, with Mr. Colon serving as chair of the audit committee.

Substantially concurrently with the effectiveness of the registration statement and closing of the IPO (including the full exercise of over-allotment option), the Sponsor transferred Messrs. Colon, Singh and Gonzalez Caceres, 8,000, 5,000 and 5,000 Ordinary Shares, respectively, (collectively “Founder Shares”)at the same price originally paid by the Sponsor for such shares, approximately $0.0145 per share, pursuant to a certain securities transfer agreement (the “Securities Transfer Agreement”) dated September 12, 2022 by and among the Company, the transferees and the Sponsor. The Company will reimburse the officers and directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

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Other than as set forth in Item 1.01 and above, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The Securities Transfer Agreement is included as Exhibit 10.7 hereto, and incorporated by reference herein.

Item 5.03 Amendments to the Memorandum and Articles of Association.

On December 20, 2022, the Company adopted and filed its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

A total of $70,207,500.00 from the proceeds of the IPO and the sale of the Private Units (net of transaction expenses and working capital but including $2,100,000 of the underwriter’s deferred underwriting fee pursuant to the Underwriting Agreement) were placed in the trust account. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Units held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or redeem 100% of its public shares if the Company does not complete its initial business combination within 9 months from the closing of the IPO and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination by September 27, 2023 (or up to March 27, 2024 if the Company extends the time to complete a business combination as described in more detail in the Registration Statement) from the closing of the IPO, subject to applicable law.

On December 21, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On December 27, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

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Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated December 21, 2022, among the Registrant and Maxim Group LLC, as the representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association, dated December 21, 2022.

4.1	Warrant Agreement, dated December 21, 2022, between the Registrant and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Rights Agreement, dated December 21, 2022, between the Registrant and Continental Stock Transfer & Trust Company, as rights agent.

10.1	The Private Units Purchase Agreement dated December 21, 2022, between the Registrant and the Sponsor.

10.2	Securities Transfer Agreement, dated September 12, 2022, among the Registrant, the Sponsor, and certain directors of the Registrant.

10.3	Investment Management Trust Agreement, dated December 21, 2022, between the Registrant and Continental Stock Transfer & Trust Company, as trustee.

10.4	Escrow Agreement between the Registrant, dated December 21, 2022, Continental Stock Transfer & Trust Company and certain shareholders.

10.5	Registration Rights Agreement, dated December 21, 2022, among the Registrant and certain security holders.

10.6	Letter Agreement, dated December 21, 2022, among the Registrant and certain security holders.

10.7	The Indemnity Agreement, dated December 21, 2022, among the Registrant and the officers and directors of the Registrant.

10.8	Administrative Service Agreement, dated December 21, 2022, between the Registrant and the Sponsor.

99.1	Press Release, dated December 21, 2022.

99.2	Press Release, dated December 27, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Space Acquisition I Corp.

	By:	/s/ Mingyu (Michael) Li
	Name:	Mingyu (Michael) Li
	Title:	Chief Executive Officer

Date: December 28, 2022

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